                                        UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, DC 20549

                                           FORM 8-K

                                      CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   January 29, 2001
            (Date of Report - Date of earliest event reported on)

                                COMMUNITY BANCORP.

        Vermont                      000-16435                        03-0284070
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)

          Derby Road, Derby, Vermont                                      05829
   (Address of Principal Executive Offices)                           (Zip Code)

                     Registrant's Telephone Number: (802) 334-7915

                                 Not Applicable
            (Former name, former address, if changed since last report)

Item 5. Other Events.

On January 29, 2001, Community National Bank announced the plans to open a branch office in Montpelier, Vermont. The Press Release announcing this event is incorporated in this filing as Exhibit 1.

Item 7. Exhibits

Exhibit 1 - Press release announcing new branch office in Montpelier, Vermont.

                                   EXHIBITS

                                                                       Exhibit 1

                                  News Release

January 22, 2001                                              for more information contact:
For immediate release                                       Richard White, President
                                                                     Community National Bank
                                                                      (802) 334-7915

     Community National Bank announces plans to open office in Montpelier

Derby, VT. Community National Bank of Derby, VT has announced plans to expand its operations into Washington County with the opening of a new office in Montpelier this spring.

Community National Bank is an independent community bank that has been serving the
Northeast Kingdom since 1851. It is headquartered in Derby and has offices in Derby,
Derby Line, Island Pond, Barton, Newport, Troy and St. Johnsbury.

Community National Bank is a full service bank that offers a full range of traditional and modern banking products including consumer and business deposits and loans, trust and investment services and municipal banking products.

In announcing the bank's decision to expand into Montpelier, bank president Richard
White said that the bank was looking forward to serving the communities in central
Vermont. The bank's motto is "In these Communities to Serve," said White, "and we take that responsibility very seriously."

"We have been serving the needs of individuals, businesses and communities in the
Northeast Kingdom for 150 years," White added, "and we believe our philosophy of community banking will be successful in Central Vermont as well."

Community National Bank and its officers have been recognized for their leadership in their communities. The bank enjoys an "outstanding" community reinvestment act rating and received a national award for its innovation and leadership in promoting affordable housing. In that regard, Mr. White has served as chair of the Vermont Housing Finance
Agency and currently is president of Gilman Housing Trust, a non-profit affordable housing organization. Additionally the bank received the chair's business award from the Vermont Arts Council for exemplary support of the arts in Vermont. Mr. White and the bank's executive vice president Stephen Marsh have each been awarded the Vermont
Bankers Association "Outstanding Community Service Banker Award.

The bank's new office in Montpelier will be located at 95 State Street. It will be a full service office with Saturday hours and an ATM. The bank also plans to have a loan production and trust office in Barre at a site to be determined. An exact opening date will be announced in the future.

                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMMUNITY BANCORP.

DATED: January 31, 2001                         /s/Stephen P. Marsh
                                                 Stephen P. Marsh,
                                                 Executive Vice President & CFO